RS Investment Trust

Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to the Prospectus (Class A, C, K, Y shares),

dated May 1, 2015, as supplemented July 15, 2015

RS Investors Fund

Principal Investment Strategies

Effective September 4, 2015, the first paragraph of the sub-section titled “Principal Investment Strategies” under the section titled “Investments, Risks, and Performance” (on page 23) is amended and restated in its entirety as follows:

The Fund invests in equity securities that the Fund’s investment team believes are undervalued. The Fund will typically invest most of its assets in equity securities of small-, mid-, or large-capitalization companies. The Fund typically invests most of its assets in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities. The Fund will likely hold a more limited number of securities than many other mutual funds. The Fund’s investment team currently expects that the Fund typically will hold between 20 and 30 securities positions.

September 4, 2015